EMPLOYMENT AGREEMENT

     AGREEMENT, by and between Public Service Enterprise Group Incorporated, a New Jersey Corporation ("Enterprise") and Thomas M. O'Flynn (the "Executive"), dated as of April 18, 2001.

     WHEREAS, Enterprise wishes to employ the Executive as Executive Vice President and Chief Financial Officer, and in consideration of the substantial benefits to be provided by Enterprise and its subsidiaries and affiliates ("the Company") pursuant to this Agreement, the Executive is willing to commit himself to be employed on the terms and conditions herein set forth; and

     WHEREAS, the parties desire to enter into this Agreement setting forth the terms and conditions for the employment relationship of the Executive with the Company during the Employment Period (as hereinafter defined):

     NOW, THEREFORE, IN CONSIDERATION of the mutual premises, covenants and agreements set forth below, it is hereby agreed as follows:

     1. General.
        --------

     (a) Employment. The Company agrees to employ the Executive, and the Executive agrees to be employed by the Company, in accordance with the terms and provisions of this Agreement during the Employment Period.

     (b) Term. The term of the Executive's employment under this Agreement (the "Employment Period") shall commence not later than July 1, 2001, or on such earlier date agreed to by the Executive and the Company (the "Effective Date") and shall continue until the fifth anniversary of the Effective Date; provided that commencing on the fourth anniversary of the Effective Date and on each anniversary of the Effective Date thereafter (each a "Renewal Date") an additional year shall be added to the term unless notice of non-renewal shall be given by either the Executive or the Company to the other at least 90 days prior to the Renewal Date. In the event a Change in Control occurs during the Employment Period, the term of the Executive's employment shall (unless terminated earlier pursuant to Section 4 hereof) automatically continue until the later of the last day of the Employment Period or the second anniversary of the Change in Control. In the event this Agreement is extended as provided in the preceding sentence, the Employment Period shall be the period from the Effective Date to the second anniversary of the Change in Control.

     2. Position and Attention to Duties.
        --------------------------------

     (a) Position. During the Employment Period, the Executive shall serve as Executive Vice President and Chief Financial Officer of Enterprise, and in such other senior executive and director position or positions for the Company as are determined by the Chief Executive Officer ("CEO") and Board of Directors ("Board") of Enterprise.

     (b) Attention. During the Employment Period, and excluding any periods of vacation and sick leave to which the Executive is entitled, the Executive agrees to devote full attention and time during normal business hours to the business and affairs of the Company and to use his reasonable best efforts to perform such responsibilities in a professional manner. It shall not be a violation of this Agreement for the Executive to (i) serve on corporate, civic or charitable boards or committees, (ii) deliver lectures, fulfill speaking engagements or teach at educational institutions and (iii) manage personal investments, so long as such activities do not interfere with the performance of the Executive's responsibilities as an officer of the Company in accordance with this Agreement.

     3. Compensation.
        -------------

     Except as modified by this Agreement, the Executive's compensation shall be provided in accordance with the Company's standard compensation and payroll practices as in effect from time to time. The aggregate of Base Salary, Annual Incentive Compensation and Long-Term Incentives in paragraphs (a), (b) and (c) below shall be determined based upon competitive practices for companies of comparable size and standing.

     (a) Base Salary. The initial annual rate of base salary payable to the Executive during the Employment Period (the "Annual Base Salary") shall be $450,000. During the Employment Period, the Annual Base Salary shall be reviewed by the Organization and Compensation Committee of the Board (the "Compensation Committee") for possible increase at least annually. Annual Base Salary shall not be reduced, and after any such increase and the term "Annual Base Salary" shall thereafter refer to the Annual Base Salary as so increased.

     (b) Annual Incentive Compensation. The Board has established and intends to continue an annual incentive compensation plan for the benefit of the officers and other key employees of the Company, including the Executive, based on competitive practices for companies of comparable size and standing. The performance objectives for the Executive in respect of such incentive will be determined by the Compensation Committee in accordance with past practices. The target annual incentive for the Executive shall initially be established at 50% of Annual Base Salary, and shall not be reduced during the Employment Period.

     (c) Long-Term Incentives. The Board has established and intends to continue a long-term incentive plan for the benefit of the officers and other key employees of the Company, including the Executive, based on competitive practices for companies of comparable size and standing. Such plan may, in the judgment of the Compensation Committee, provide for stock options, stock appreciation rights, restricted stock or stock units, performance stock or units and/or other type of long-term incentive awards. The type and amount of equity and any other long-term incentive grants will be determined by the Compensation Committee from time to time, and awards thereunder shall be payable to the
Executive  in  accordance  with  the  long-term  incentive  plan  or  plans   in
effect from time to time. The Executive's target award shall initially be 125% of Annual Base Salary under the Enterprise Long-Term Incentive Plan ("LTIP"). The Executive's grant under the LTIP for 2001 shall be non-qualified options ("Options") to purchase 50,000 shares of the Common Stock without nominal or par value of Enterprise ("Stock"), to reflect commencement of employment mid-year.

     (d) Retention Award. In consideration of the Executive's commitment to employment by the Company and his responsibilities, as set forth herein, the Company shall provide the Executive a retention award (the "Retention Award") consisting of restricted shares of Enterprise Common Stock (the "Stock Award") and options to purchase shares of Enterprise Common Stock (the "Option Award"), as follows:

          (i) Stock Award. The Executive shall be granted an award of 100,000 shares of Stock, effective as of the Effective Date, the shares of which Stock Award shall be restricted and shall be subject to the following terms and conditions:

               (A) The shares for the Stock Award shall be purchased by Enterprise or its agent on the open market. In the event any of the shares of the Stock Award shall be forfeited, Enterprise may apply such shares for its corporate purposes in its discretion.

               (B) The Executive's right to the Stock Award shall vest in accordance with the following schedule, provided that the Executive has remained continuously employed by the Company, or its successor, during the Employment Period through the dates indicated below:

               Anniversary of Employment              Number of Shares
               -------------------------              ----------------
                      First                               33,000
                      Second                              33,000
                      Third                               34,000

               (C) Shares of the Stock Award will be issued in the name of the Executive, but will be held by Enterprise for the account of the Executive together with a stock power that the Executive shall execute and deliver to Enterprise. The shares shall bear a restrictive legend indicating that they are subject to the terms, conditions and limitations of this Agreement.

               (D) Once shares of the Stock Award shall vest, Enterprise shall promptly issue to the Executive a certificate for such shares without any legend or restriction (other than may be required by law) and Enterprise shall return to the Executive or shall destroy the related stock power previously executed by the Executive.

               (E) Shares of Stock held by Enterprise for the account of the Executive prior to distribution to the Executive may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution. Any attempted sale, assignment, transfer, pledge, hypothecation or disposition in contravention of the foregoing shall be null and void and of no effect.

               (F) Except as otherwise provided herein, the Executive shall have all of the rights of a stockholder with respect to the shares of the Stock Award issued in his name, including the right to vote the shares, to receive dividends and other distributions thereon and to participate in any change in capitalization of Enterprise. In the event of any change in capitalization resulting in the issuance of additional shares to the Executive, such shares shall be subject to the same terms, conditions and restrictions as the shares in respect to which they are issued, and the Executive shall execute and deliver to Enterprise stock powers in respect thereto. If the Executive elects to reinvest dividends on the shares of the Stock Award, or if he shall receive rights or warrants in respect to any shares of the Stock Award, the shares acquired by dividend reinvestment or through the exercise of rights may be held, sold or otherwise disposed of by the Executive, free and clear of any restrictions created by this Agreement.

               (G) Unless the shares of the Stock Award to be issued to the Executive have been registered pursuant to a Registration Statement under the Securities Act of 1933, prior to receiving such shares the Executive shall represent in writing to the Company that such shares are being acquired for investment purposes only and not with a view towards the further sale or distribution thereof and shall supply Enterprise with such other documentation as may be required by Enterprise, unless in the opinion of counsel to the Enterprise such representation, agreement or documentation is not necessary to comply with the Securities Act of 1933 and the rules and regulations thereunder.

               (H) Enterprise shall not be required to deliver any shares of the Stock Award until they have been listed on each securities exchange on which shares of the Stock are listed or until there has been qualification under or compliance with such state and federal laws, rules or regulations that Enterprise may deem applicable. Enterprise will use its best efforts to obtain such listing, qualification and compliance.

          (ii) Option Award. In addition to the annual grant under Section 3(c), the Executive shall be granted an award of Options under the LTIP to purchase 250,000 shares of Stock, subject to the following terms and conditions:


               (A) The grant price of the Options shall be the closing price of the Common Stock on the New York Stock Exchange on the date the Executive executes this Agreement.

               (B) The Executive's right to the Option Award shall vest and become exercisable in accordance with the following schedule, provided that the Executive has remained continuously employed by the Company during the Employment Period through the dates indicated below:

               Anniversary of Employment     Number of Shares
               -------------------------     ----------------
                        First                     50,000
                        Second                    50,000
                        Third                     50,000
                        Fourth                    50,000
                        Fifth                     50,000

               (C) The Options shall expire ten (10) years after the Effective Date.

               (D) Once Options become exercisable hereunder, the Executive may exercise such Options in any manner permitted by the LTIP. All vested options shall be exercised or shall be forfeited no later than the earlier of three years after termination of employment or 10 years after the Effective Date.

               (E) Unless specifically provided by this Agreement, all terms and conditions of the Options granted hereunder shall be governed by the LTIP.

          (iii) If, during the Employment Period (1) there occurs a Change in Control, or (2) Enterprise enters into an agreement to merge or consolidate with any other corporation which, if consummated, would meet the requirements of Section 6(b) (iii) and the shareholders of Enterprise approve that agreement, the entire Retention Award shall vest. If, during the Employment Period, the Company terminates the Executive's employment without Cause or the Executive terminates his employment for Good Reason, or the Executive's Employment terminates by reason of death or Disability, the Executive's right to the entire Retention Award shall vest as of the Date of Termination. If, during the Employment Period, the Company terminates the Executive's employment for Cause or the Executive terminates his employment without Good Reason, the Executive shall forfeit all right to all shares and options of the Retention Award that are not vested as of the Date of Termination.

          (iv) The Compensation Committee may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Company is required by law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with the Retention Award, including, but not limited to (1) withholding delivery of the certificate for shares of Stock until the Executive reimburses the Company for the amount it is required to withhold with respect to such taxes, (2) the canceling of any number of shares of Stock issuable to the Executive in an amount necessary to reimburse the Company for the amount it is required to so withhold, or (3) withholding the amount due from the Executive's other compensation.

     (e) Employee Benefit Programs. During the Employment Period,(i)the Executive shall be eligible to participate in all savings and retirement plans, practices, policies and programs to the same extent as other senior executives of the Company and (ii) the Executive and/or the Executive's family, as the case may be, shall be eligible for participation in and shall receive all benefits under welfare benefit plans, practices, policies and programs provided by the Company (other than severance plans, practices, policies and programs) including, without limitation, medical, prescription, dental, medical reimbursement, disability, salary continuance, thrift, deferred compensation, group universal life insurance, group life insurance, accidental death and travel accident insurance plans and programs, and, upon retirement, all applicable retirement benefit plans to the same extent and subject to the same terms, conditions, cost-sharing requirements and the like, as other senior executives of the Company employed prior to January 1, 1996, as such plans may be amended from time to time, and as supplemented hereby. Following a Change in Control, no benefit coverage available to the Executive and/or to his family under any such plan, practice, policy or program shall be materially reduced without the prior written consent of the Executive.

     (f) Retirement Benefit.
         ------------------

          (i) During the Employment Period, the Executive shall participate in Enterprise's Pension Plan, and also in Enterprise's Limited Supplemental Benefits Plan ("Limited Plan"), Mid-Career Hire Plan, Reinstatement Plan and such other supplemental executive retirement plans as may be adopted and amended by Enterprise from time to time ("SERPs"), applicable to persons employed prior to January 1, 1996, such that the aggregate value of the retirement benefits that he and his beneficiaries will receive under all pension benefit plans of the Company (whether qualified or not) will not be less than the benefits he would have received had he continued to participate in such plans, as in effect immediately before the date hereof through the earlier of the end of the Employment Period or Retirement. It is agreed that the Retention Award and any dividends or other distributions in respect of the Retention Award shall not be included in any pension calculation. The Executive's right to retire shall be governed by the Enterprise Pension Plan ("Retirement").

          (ii) In recognition of the Executive's prior work experience, upon completion of five years of service with the Company, the Executive shall be entitled to fifteen additional years of credited service in determining his pension benefit and eligibility for retirement under the Pension Plan. The Executive shall be entitled to an additional five years of credited service for pension calculation purposes if he retires from the Company between ages 60 and 65.

          (iii) Commencing upon completion of five years of service, the Executive shall be a participant in and entitled to a benefit under the Limited Plan of the Company, regardless of whether he is entitled to an immediately payable pension under the Enterprise Pension Plan; provided that any benefit under the Limited Plan shall commence and be paid at the same time as any pension benefit under the Enterprise Pension Plan.

          (iv) In the event, subsequent to a Change in Control, the Executive's employment is terminated during the first five years of employment by the Company without Cause or by the Executive for Good Reason, the Executive shall be entitled to a benefit calculated in accordance with the Limited Plan using 35% as the multiplier against the Executive's Compensation as defined in the Limited Plan, and subject to the terms and conditions of the Limited Plan, with the benefit commencing at age 65.

     (g) Expenses. The Executive is authorized to incur reasonable expenses in carrying out his duties and responsibilities under this Agreement. The Company shall promptly reimburse him for all such expenses in accordance with the policies of the Company in effect from time to time for reimbursement of expenses for senior executives, and subject to documentation provided by the Executive in accordance with such Company policies.

     (h) Fringe Benefits. During the Employment Period, the Executive shall participate in all fringe benefits and perquisites available to senior executives of the Company, including provision of an automobile and financial planning services, on terms and conditions that are commensurate with his positions and responsibilities at the Company.

     (i) Vacation. During the Employment Period, the Executive shall be entitled to paid vacation in accordance with Company policy for its most senior executives as in effect from time to time, but in no event less than six weeks per year.

     4. Termination of Employment.
        -------------------------

     (a) Death or Disability. The Executive's employment shall terminate automatically upon the Executive's death during the Employment Period. If the Company determines in good faith that the Disability of the Executive has occurred during the Employment Period (pursuant to the definition of Disability set forth below), it may give to the Executive written notice in accordance with
Section 4(b) of this Agreement of its intention to terminate the Executive's employment. In such event, the Executive's employment with the Company shall terminate effective on the 30th day after receipt of such notice by the Executive (the "Disability Effective Date"), provided that, within the 30 days after such receipt, the Executive shall not have returned to full-time performance of the Executive's duties. For purposes of this Agreement, "Disability" means that (i) the Executive has been unable, for the period, if any, specified in the Company's disability plan for senior executives, but not less than a period of 180 consecutive days, to perform the Executive's duties under this Agreement and (ii) a physician selected by the Company or its insurers, and acceptable to the Executive or the Executive's legal representative, has determined that the Executive is disabled within the meaning of the Enterprise Pension Plan .

     (b) By the Company.
         --------------

          (i) The Company may terminate the Executive's employment during the Employment Period for Cause or without Cause. For purposes of this Agreement, "Cause" shall mean (A) willful and continued failure by the Executive to substantially perform his duties under this Agreement, (B) the willful engaging by the Executive in gross misconduct which is materially and demonstrably injurious to the Company, or (C) the conviction of the Executive of a felony. No act or failure to act on the part of the Executive shall be considered "willful" unless it is done, or omitted to be done, by the Executive in bad faith or without reasonable belief that the Executive's action or omission was in the best interests of the Company. Any act or failure to act that is based upon authority given pursuant to a resolution duly adopted by the Board of Directors of the Company, or the advice of counsel for the Company, shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interests of the Company.

          (ii) A termination of the Executive's employment for Cause shall be effected in accordance with the following procedures. The Company shall give the Executive written notice ("Notice of Termination for Cause") of its intention to terminate the Executive's employment for Cause, setting forth in reasonable detail the specific conduct of the Executive that it considers to constitute Cause and the specific provision(s) of this Agreement on which it relies. Such notice shall be given no later than 60 days after the act or failure (or the last in a series of acts or failures) that the Company alleges to constitute Cause. The Executive shall have 30 days after receiving the Notice of Termination for Cause in which to cure such act or failure, to the extent such cure is possible. In the case of a termination under Section 4(b)(i)(A) or Section 4(b)(i)(B), if the Executive fails to cure such act or failure to the reasonable satisfaction of the Company, the Company shall give the Executive a second written notice stating that in the good faith opinion of the Board, the Executive is guilty of the conduct described in the Notice of Termination for Cause and that such conduct constitutes Cause under this Agreement.

          (iii) A termination of the Executive's employment without Cause shall be effected by the Company providing the Executive with at least 30 days written notice of such termination.

     (c) By the Executive.
         ----------------

          (i) The Executive may terminate his employment during the Employment Period for Good Reason or without Good Reason. For purpose of this Agreement, "Good Reason" shall mean:

               (A) Any reduction in the Executive's Annual Base Salary, target annual incentive, target long-term incentive below the market norm, or Retirement benefit;

               (B) Any adverse change in the Executive's title, authority, duties, responsibilities and reporting lines or the assignment to the Executive of any duties or responsibilities inconsistent in any respect with those customarily associated with the position of the Executive as Chief Financial Officer of Enterprise or of a successor publicly-owned parent corporation;

               (C) Any requirement for the Executive to move his principal place of employment more than 50 miles from Newark, New Jersey;

               (D) Any purported termination of the Executive's employment by the Company for a reason or in a manner not expressly permitted by this Agreement;

               (E) Termination of this Agreement by its terms on the fifth anniversary of the Effective Date pursuant to Section 1(b) as a result of the Company providing a notice of non-renewal;

               (F) Any failure by Enterprise to comply with Section 10(c) of this Agreement; or

               (G) Any other material breach of this Agreement by the Company that either is not taken in good faith or, even if taken in good faith, is not remedied by the Company promptly after receipt of notice thereof from the Executive.

Following a Change in Control, the Executive's determination that an act or failure to act constitutes Good Reason shall be conclusively presumed to be valid unless such determination is decided to be unreasonable by an arbitrator pursuant to Section 9.

          (ii) A termination of employment by the Executive for Good Reason shall be effectuated by giving the Company written notice ("Notice of Termination for Good Reason") of the termination, setting forth in reasonable detail the specific acts or omissions of the Company that constitute Good Reason and the specific provision(s) of this Agreement on which the Executive relies. Unless the CEO determines otherwise, a Notice of Termination for Good Reason by the Executive must be made within 60 days after the Executive first has actual knowledge of the act or omission (or the last in a series of acts or omissions) that the Executive alleges to constitute Good Reason, and the Company shall have 30 days from the receipt of such Notice of Termination for Good Reason to cure the conduct cited therein. A termination of employment by the Executive for Good Reason shall be effective on the final day of such 30-day cure period unless prior to such time the Company has cured the specific conduct asserted by the Executive to constitute Good Reason to the reasonable satisfaction of the Executive.

          (iii) A termination of the Executive's employment by the Executive without Good Reason, including Retirement, shall be effected by giving the Company at least 30 days' written notice specifying the effective date of termination.

     (d) Date of Termination. The "Date of Termination" means the date of the Executive's death, the Disability Effective Date, or the date on which the termination of the Executive's employment by the Company for Cause or without Cause or by the Executive for Good Reason or without Good Reason, including Retirement, is effective, as the case may be.

     5. Obligations of the Company upon Termination.
        -------------------------------------------

     (a) Good Reason; Other Than for Cause. If, during the Employment Period, the Company shall terminate the Executive's employment other than for Cause, death or Disability, or the Executive shall terminate his employment for Good
Reason:

          (i) the Company shall pay to the Executive in a lump sum in cash, within 15 days after the Date of Termination, the aggregate of the amounts set forth in clauses A and B below:

               A. The sum of:

                    (1) the  Executive's  Annual Base Salary through the Date of
               Termination;

                    (2) the  product  of (x) the  "target"  annual  bonus  under
               Section 3(b) (the "Target Bonus") and (y) a fraction, the numerator of which is the number of days in the current calendar year through the Date of Termination, and the denominator of which is 365; and

                    (3) any accrued vacation pay;

          in each case to the extent not theretofore paid (the sum of the amounts described in clauses (1), (2) and (3) shall be hereinafter referred to as the "Accrued Obligations"); and

               B. the amount  equal to the product of (1) two and (2) the sum of
          (x) the Executive's Annual Base Salary and (y) the Target Bonus.

          (ii) the Retention Award shall vest in accordance with Section 3(d)(iii);

          (iii) any stock awards, stock options, other than the Retention Award, stock appreciation rights or other equity-based awards that were outstanding immediately prior to the Date of Termination ("Prior Equity Awards") shall vest and/or become exercisable in accordance with the underlying plan for such Prior Equity Award;

          (iv) for two years after the Executive's Date of Termination or such longer period as may be provided by the terms of the appropriate plan, program, practice or policy, the Company shall continue benefits to the Executive and/or the Executive's family at least equal to those which would have been provided to them in accordance with the welfare plans, programs, practices and policies described in Section 3(e) of this Agreement if the Executive's employment had not been terminated or, if more favorable to the Executive, as in effect generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies and their families, provided however, that if the Executive becomes reemployed with another employer and is eligible to receive medical or dental benefits under another employer provided plan, the medical and dental benefits described herein shall be secondary to those provided under such other plan during such applicable period of eligibility; and thereafter the Company shall make health and welfare benefits available to the Executive at his cost as provided by the Consolidated Omnibus Budget Reconciliation Act of 1985 (COBRA) for an additional 5 years, or, if sooner, until the Executive becomes employed with another employer and is eligible to receive health and wlfare benefits under another employer-provided plan.

          (v) any compensation previously deferred (other than pursuant to a tax-qualified plan) by or on behalf of the Executive (together with any accrued interest or earnings thereon), whether or not then vested, shall become vested on the Date of Termination and shall be paid in accordance with the terms of the plan, policy or practice under which it was deferred;

          (vi) the Company shall, at its sole expense as incurred, provide the Executive with outplacement services suitable to the Executive's position for a period not to exceed two years with a nationally recognized outplacement firm; and,

          (vii) to the extent not theretofore paid or provided, the Company shall pay or provide to the Executive any other amounts or benefits required to be paid or provided or which the Executive is entitled to receive under any plan, program, policy, practice, contract or agreement of the Company and its affiliated companies (other than medical or dental benefits if the Executive is eligible for such benefits to be provided by a subsequent employer), including earned but unpaid stock and similar compensation but excluding any severance plan or policy (such other amounts and benefits shall be hereinafter referred to as the "Other Benefits").

     (b) Cause; Other than for Good Reason. If the Executive's employment shall be terminated for Cause during the Employment Period, or if the Executive voluntarily terminates employment during the Employment Period, excluding a resignation for Good Reason, the Company shall have no further payment obligations to the Executive other than for amounts described in Sections 5(a)(i)(A)(1) and 5(a)(i)(A)(3) and the timely payment or provision of Other Benefits. In such case, all such amounts shall be paid to the Executive in a lump sum within 30 days of the Date of Termination. Any unvested portion of the Retention Award shall be forfeited in accordance with Section 3(d)(iii).

     (c) Death. If the Executive's employment terminates by reason of the Executive's death during the Employment Period, all Accrued Obligations as of the time of death shall be paid to the Executive's estate or beneficiary, as applicable, in a lump sum in cash within 30 days of the Date of Termination and the Executive's estate or beneficiary shall be entitled to any Other Benefits in accordance with their terms. In addition, the Retention Award shall vest in accordance with Section 3(d)(iii). Any Prior Equity Awards shall vest and/or become exercisable, as the case may be, as of the Date of Termination and the Executive's estate or beneficiary, as the case may be, shall have the right to exercise any such stock option, stock appreciation right or other exercisable equity-based award until the earlier of (A) one year from the Date of Termination (or such longer period as may be provided under the terms of any such stock option, stock appreciation right or other equity-based award) and (B) the normal expiration date of such stock option, stock appreciation right or other equity-based award.

     (d) Disability. If the Executive's employment is terminated by reason of Disability during the Employment Period, all Accrued Obligations shall be paid to the Executive in a lump sum in cash within 30 days of the Date of Termination, and the Executive shall be entitled to any Other Benefits in accordance with their terms. In addition, the Retention Award shall vest in accordance with Section 3(d)(iii). Any Prior Equity Awards shall vest immediately and/or become exercisable, as the case may be, and the Executive shall have the right to exercise any such stock option, stock appreciation right or other exercisable equity-based award until the earlier of (A) one year from the Date of Termination (or such longer period as may be provided under the terms of any such stock option, stock appreciation right or other equity-based award) and (B) the normal expiration date of such stock option, stock appreciation right or other equity-based award.

     (e) Retirement. If the Executive's employment terminates as a result of Retirement, the Executive shall be paid the Accrued Obligations in a lump sum in cash within 30 days of the Date of Termination and the Executive shall be entitled to any Other Benefits in accordance with their terms.

     (f) COBRA Benefits. In the event of a termination of employment other than under Section 5(a), the Company shall extend the availability of COBRA benefits at the cost of the Executive from 18 months to 36 months.

     6. Change in Control.
        -----------------

     (a) Benefits Upon a Change in Control. The Executive's rights upon a termination of employment that occurs following a Change in Control shall be as specified in Section 5 generally for termination of employment, except (i) the amount payable under 5(a)(i)(B) shall be three times the sum of (x) the Executive's Annual Base Salary and (y) the Target Bonus; (ii) the benefits under
Section 5(a)(iv) shall be provided for three years after the Date of Termination and the Executive's eligibility (but not the time of commencement of such benefits) for retiree benefits pursuant to such plans, practices, programs and policies shall be determined as if the Executive had remained employed until three years after the Date of Termination and to have retired on the last day of such period; (iii) the Retention Award shall have vested in accordance with
Section 3(d)(iii); and (iv) the Executive shall be paid within 15 days after the Date of Termination, an amount equal to the excess of

               (A) the actuarial equivalent of the benefit under the Company's applicable qualified defined benefit retirement plan in which the
          Executive is participating immediately prior to his Date of Termination (the "Retirement Plan", including, for this purpose, a 35% retirement benefit under the Limited Supplemental Benefits Plan, as provided in Section 3(f)(iv)) (utilizing the rate used to determine lump sums and, to the extent applicable, other actuarial assumptions no less favorable to the Executive than those in effect under the Retirement Plan immediately prior to the Date of this Agreement), any SERPs in which the Executive participates and, to the extent applicable, any other defined benefit retirement arrangement between the Executive and the Company ("Other Pension Benefits") which the Executive would receive if the Executive's employment continued for three additional years beyond the Date of Termination, assuming for this purpose that all accrued benefits are fully vested, and, assuming that the Executive's compensation for such deemed additional period was the Executive's Annual Base Salary as in effect immediately prior to the Date of Termination and assuming a bonus in each year during such deemed additional period equal to the Target Bonus, over

              (B) the actuarial equivalent of the Executive's actual benefit (paid or payable), if any, under the Retirement Plan, the SERPs and Other Pension Benefits as of the Date of Termination (utilizing the rate used to determine lump sums and, to the extent applicable, other actuarial assumptions no less favorable to the Executive than those in effect under the Retirement Plan immediately prior to the date of this Agreement).

     (b) Definition. For purposes of this Agreement, a "Change in Control" shall mean the occurrence of any of the following events after the date of this
Agreement:

          (i) any "person" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") is or becomes the beneficial owner within the meaning of Rule 13d-3 under the Exchange Act (a "Beneficial Owner"), directly or indirectly, of securities of Enterprise (not including in the securities beneficially owned by such person any securities acquired directly from Enterprise or its affiliates) representing 25% or more of the combined voting power of Enterprise's then outstanding securities, excluding any person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of paragraph
     (iii) below; or

          (ii) the following individuals cease for any reason to constitute a majority of the number of directors of Enterprise then serving: individuals who, on the date of this Agreement, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of Enterprise) whose appointment or election by the Board or nomination for election by Enterprise's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

          (iii) there is consummated a merger or consolidation of Enterprise or any direct or indirect wholly-owned subsidiary of Enterprise with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of Enterprise outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of Enterprise or any subsidiary of Enterprise, at least 75% of the combined voting power of the securities of Enterprise or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of Enterprise (or similar transaction) in which no person is or becomes the Beneficial Owner, directly or indirectly, of securities of Enterprise representing 25% or more of the combined voting power of Enterprise's then outstanding securities; or

          (iv) the shareholders of Enterprise approve a plan of complete liquidation or dissolution of Enterprise or there is consummated an agreement for the sale or disposition by Enterprise of all or substantially all of Enterprise's assets, other than a sale or disposition by Enterprise of all or substantially all of Enterprise's assets to an entity, at least 75% of the combined voting power of the voting securities of which are owned by stockholders of Enterprise in substantially the same proportions as their ownership of Enterprise immediately prior to such sale.

Notwithstanding the foregoing, a "Change in Control" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of Enterprise immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of Enterprise immediately following such transaction or series of transactions.

     7. Confidential Information; No Competition.
        ----------------------------------------

     (a) The Executive shall hold in a fiduciary capacity for the benefit of the Company all confidential information, knowledge or data (defined below) relating to the Company or any of its affiliates or subsidiaries, and their respective businesses, which shall have been obtained by the Executive during the Executive's employment by the Company or any of its affiliated companies and which shall not be or become public knowledge (other than by acts by the Executive or representatives of the Executive in violation of this Agreement). Upon Termination of the Executive's employment, he shall return to the Company all Company information. After termination of the Executive's employment with the Company, the Executive shall not, without the prior written consent of the Company or as may otherwise be required by law or legal process, communicate or divulge any such information, knowledge or data to anyone other than the Company and those designated by it, except (x) otherwise publicly available information, or (y) as may be necessary to enforce his rights under this Agreement or necessary to defend himself against a claim asserted directly or indirectly by the Company or its affiliates. Unless and until a determination has been made in accordance with Section 7(d) or Section 9 hereof that the Executive has violated this Section 7, an asserted violation of the provisions of this Section 7 shall not constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this Agreement.

     (b) As used herein, the term "confidential information, knowledge or data" means all trade secrets, proprietary and confidential business information belonging to, used by, or in the possession of the Company or any of its affiliates and subsidiaries, including but not limited to information, knowledge or data related to business strategies, plans and financial information, mergers, acquisitions or consolidations, purchase or sale of property, leasing, pricing, sales programs or tactics, actual or past sellers, purchasers, lessees, lessors or customers, those with whom the Company or its affiliates and subsidiaries has begun negotiations for new business, costs, employee compensation, marketing and development plans, inventions and technology, whether such confidential information, knowledge or data is oral, written or electronically recorded or stored, except information in the public domain, information known by the Executive prior to employment with the Company, and information received by the Executive from sources other than the Company or its affiliates and subsidiaries, without obligation of confidentiality.

     (c) The confidential knowledge, information and data, as defined in the previous paragraph, gained in the performance of the Executive's duties hereunder may be valuable to those who are now, or might become, competitors of the Company or its affiliates and subsidiaries. Accordingly, the Executive agrees that, without the written consent of Enterprise, he will not, for the period of one year from Date of Termination or completion of the Employment Period, whichever occurs first, directly own, manage, operate, join, control, become employed by, consult to or participate in the ownership, management, or control of any business which is in direct competition with the Company and/or its affiliates and subsidiaries. Further, the Executive agrees that, for two years following the Date of Termination, he will not, directly or indirectly, solicit or hire, or encourage the solicitation or hiring of any person who was a managerial or higher level employee of the Company at any time during the term of the Executive's employment by the Company by any employer other than the Company for any position as an employee, independent contractor, consultant or otherwise. The foregoing agreement of the Executive shall not apply to any person after 6 months have elapsed subsequent to the date on which such person's employment by the Company has terminated. In the case of any such prohibited activity, the Executive shall not be entitled to post-employment payments (including any unexercised options under the Option Award).

     (d) In the event of a breach by the Executive of any of the agreements set forth in Paragraphs (a), (b) or (c) above, it is agreed that the Company shall suffer irreparable harm for which money damages are not an adequate remedy, and that, in the event of such breach, the Company shall be entitled to obtain an order of a court of competent jurisdiction for equitable relief from such breach, including, but not limited to, temporary restraining orders and preliminary and/or permanent injunctions against the breach of such agreements by the Executive. In the event that the Company should initiate any legal action for the breach or enforcement of any of the provisions contained in this Section 7 and the Company does not prevail in such action, the Company shall promptly reimburse the Executive the full amount of any court costs, filing fees, attorney's fees which the Executive incurs in defending such action, and any loss of income during the period of such litigation.

     8. Full Settlement.
        ---------------

     (a) No Duty to Mitigate; No Reduction. Except as provided in Section 7(c), and except to the extent that a Court under Section 7(d) or an arbitrator appointed under Section 9 shall determine to permit an offset in respect of a violation by the Executive of his obligations under Section 7, the

Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company may have against the Executive or others. In no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement and, except as specifically provided in Section 5(a)(iv) and Section 5(a)(vii) with respect to certain medical and dental benefits, such amounts shall not be reduced whether or not the Executive obtains other employment.

     (b) Non-exclusivity of Rights. Except as provided in Section 7(c), nothing in the Agreement shall prevent or limit the Executive's continuing or future participation in any plan, program, policy or practice provided by the Company or any of its affiliated companies for which the Executive may qualify. Vested benefits and other amounts that the Executive is otherwise entitled to receive under the incentive compensation plans referred to in Section 3(b) and (c), the SERPs, or any other plan, policy, practice of program of the Company or any of its affiliated companies on or after the Date of Termination shall be payable in accordance with the terms of each such plan, policy, practice or program, as the case may be, except as explicitly modified by this Agreement.

     9. Disputes
        --------

     Except with respect to equitable relief provided for in Section 7(d), any dispute about the validity, interpretation, effect or alleged violation of this Agreement shall be resolved by confidential binding arbitration before one arbitrator to be held in Newark, New Jersey in accordance with the Employment Dispute Resolution Rules of the American Arbitration Association and the United States Arbitration Act. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereover. All costs and expenses incurred by the Company or the Executive or the Executive's beneficiaries in connection with any such controversy or dispute, including without limitation reasonable attorney's fees, shall be borne by the Company as incurred, except that the Executive shall be responsible for any such costs and expenses incurred in connection with any claim determined by the arbitrator to have been without reasonable basis or to have been brought in bad faith. The Executive shall be entitled to interest at the applicable Federal rate provided for in Section 7872
(f) (2)(A) of the Internal Revenue Code of 1986, as amended (the "Code"), on any delayed payment which the arbitrator determine he was entitled to under this Agreement.

     10. Successors.
         ----------

     (a) No Assignment by Executive. This Agreement is personal to the Executive and without the prior written consent of Enterprise shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives.

     (b) Successors to Enterprise. This Agreement shall inure to the benefit of and be binding upon Enterprise and its successors and assigns.

     (c) Performance by a Successor to Enterprise. Enterprise will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of Enterprise to assume expressly and agree to perform this Agreement in the same manner and to the same extent that Enterprise would be required to perform it if no such succession had taken place. As used in this Agreement, "Enterprise" shall mean Enterprise as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

     11. Certain Additional Payments by the Company.
         -------------------------------------------

     (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section
11) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income and employment taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

     (b) Subject to the provisions of Section 11(c), all determinations required to be made under this Section 11, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by the Company's independent auditors or such other certified public accounting firm as may be jointly designated by the Executive and the Company (the "Accounting Firm"), which shall provide detailed supporting calculations both to the Company and the Executive. All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 11, shall be paid by the Company to the Executive within 15 days of the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to
Section 11(c) and the Executive thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive.

     (c) The Executive shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten business days after the Executive is informed in writing of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which he gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

          (i) give the Company any information reasonably requested by the Company relating to such claim,

          (ii) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

          (iii) cooperate with the Company in good faith in order effectively to contest such claim, and

          (iv) permit the Company to participate in any proceedings relating to such claim;

provided however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 11(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forgo any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided however, that if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

     (d) If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 11(c), the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall (subject to the Company's complying with the requirements of Section 11(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 11(c), a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

     12. Miscellaneous.
         -------------

     (a) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey applicable to agreements executed and performed entirely therein. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

     (b) Notices. All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

          If to the Executive: 80 Park Plaza
                               P. O. Box 1171
                               Newark, NJ  07102

          If to the Company:   80 Park Plaza
                               P. O. Box 1171
                               Newark, NJ  07102
                               Attention:  Vice President and General Counsel

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

     (c) Invalidity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement. If any provision of this Agreement shall be held invalid or unenforceable in part, the remaining portion of such provision, together with all other provisions of this Agreement, shall remain valid and enforceable and continue in full force and effect to the fullest extent consistent with law. Further, to the extent that a provision is to be held invalid or unenforceable, it shall be limited or construed in a manner that is valid and enforceable and gives maximum permissible effect to the provision and the intent of this Agreement.

     (d) Tax Withholding. Notwithstanding any other provision of this Agreement, the Company may withhold from any amounts payable under this Agreement such Federal, state, local or foreign taxes as shall be required to be withheld pursuant to any applicable law or regulation.

     (e) Failure to Assert Rights. The Executive's or the Company's failure to insist upon strict compliance with any provisions of, or to assert any right under, this Agreement shall not be deemed to be a waiver of such provision or right or of any other provision of or right under this Agreement.

     (f) No Alienation. The rights and benefits of the Executive under this Agreement may not be anticipated, assigned, alienated or subject to attachment, garnishment, levy, execution or other legal or equitable process except as required by law. Any attempt by the Executive to anticipate, alienate, assign, sell, transfer, pledge, encumber or charge the same shall be void. Payments hereunder shall not be considered assets of the Executive in the event of insolvency or bankruptcy.

     (g) Entire Agreement. This Employment Agreement represents the complete agreement between the Executive and the Company relating to employment and termination and may not be altered or changed except by written agreement executed by the parties hereto or their respective successors or legal representatives.

     IN WITNESS WHEREOF, the Executive and, pursuant to due authorization from its Board of Directors, the Company have caused this Agreement to be executed as of the day and year first above written.


                       By:   THOMAS M. O'FLYNN
                             ---------------------
                             Thomas M. O'Flynn
                             Dated:  April _____, 2001


                       PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

                       By:   E. JAMES FERLAND
                             ---------------------
                             E. James Ferland
                             Chairman of the Board, President and
                             Chief Executive Officer
                             Dated:  April _____, 2001

                              EMPLOYMENT AGREEMENT


     AGREEMENT, by and between Public Service Enterprise Group Incorporated, a New Jersey Corporation ("Enterprise") and Robert E. Busch (the "Executive"), dated as of April 24, 2001.

     WHEREAS, the Executive is to be employed as President and Chief Operating Officer of PSEG Services Corporation, a New Jersey Corporation and a wholly-owned subsidiary of Enterprise (Enterprise and its subsidiaries and affiliates being collectively hereinafter referred to as the "Company"); and

     WHEREAS, in consideration of the substantial benefits to be provided by the Company pursuant to this Agreement, the Executive is willing to commit himself to be employed by the Company on the terms and conditions herein set forth; and

     WHEREAS, the parties desire to enter into this Agreement setting forth the terms and conditions for the employment relationship of the Executive with the Company during the Employment Period (as hereinafter defined):

     NOW, THEREFORE, IN CONSIDERATION of the mutual premises, covenants and agreements set forth below, it is hereby agreed as follows:

     1. General.

     (a) Employment. The Company agrees to employ the Executive, and the Executive agrees to be employed by the Company, in accordance with the terms and provisions of this Agreement during the Employment Period.

     (b) Term. The term of the Executive's employment under this Agreement (the "Employment Period") shall commence as of the date hereof (the "Effective Date") and shall continue until the fifth anniversary of the Effective Date. In the event a Change in Control occurs during the Employment Period, the term of the Executive's employment shall (unless terminated earlier pursuant to Section 4 hereof) automatically continue until the later of the last day of the Employment Period or the second anniversary of the Change in Control. In the event this Agreement is extended as provided in the preceding sentence, the Employment Period shall be the period from the Effective Date to the second anniversary of the Change in Control.

     2. Position and Attention to Duties.

     (a) Position. During the Employment Period, the Executive shall serve as President and Chief Operating Officer of PSEG Services Corporation or in another senior executive position or positions for the Company, as determined by the Chief Executive Officer ("CEO") and Board of Directors ("Board") of Enterprise.

     (b) Attention. During the Employment Period, and excluding any periods of vacation and sick leave to which the Executive is entitled, the Executive agrees to devote full attention and time during normal business hours to the business and affairs of the Company and to use his reasonable best efforts to perform such responsibilities in a professional manner. It shall not be a violation of this Agreement for the Executive to (i) serve on corporate, civic or charitable boards or committees, (ii) deliver lectures, fulfill speaking engagements or teach at educational institutions and (iii) manage personal investments, so long as such activities do not interfere with the performance of the Executive's responsibilities as an officer and director of the Company in accordance with this Agreement.

     3. Compensation.

     Except as modified by this Agreement, the Executive's compensation shall be provided in accordance with the Company's standard compensation and payroll practices as in effect from time to time. The aggregate of Base Salary, Annual Incentive Compensation and Long-Term Incentives in paragraphs (a), (b) and (c) below shall be determined based upon competitive practices for companies of comparable size and standing.

     (a) Base Salary. The annual rate of base salary payable to the Executive during the Employment Period (the "Annual Base Salary") shall be established by the Organization and Compensation Committee of the Board (the "Compensation Committee"). During the Employment Period, the Annual Base Salary shall be reviewed by the Compensation Committee for possible increase at least annually. Annual Base Salary shall not be reduced, and after any such increase and the term "Annual Base Salary" shall thereafter refer to the Annual Base Salary as so increased.

     (b) Annual Incentive Compensation. The Board has established and intends to continue an annual incentive compensation plan for the benefit of the officers and other key employees of the Company, including the Executive, based on competitive practices for companies of comparable size and standing. The performance objectives for the Executive in respect of such incentive will be determined by the Compensation Committee in accordance with past practices.

     (c) Long-Term Incentives. The Board has established and intends to continue a long-term incentive plan for the benefit of the officers and other key employees of the Company, including the Executive, based on competitive practices for companies of comparable size and standing. Such plan may, in the judgment of the Compensation Committee, provide for stock options, stock appreciation rights, restricted stock or stock units, performance stock or units and/or other type of long-term incentive awards. The type and amount of equity and any other long-term incentive grants will be determined by the Compensation Committee from time to time, and awards thereunder shall be payable to the Executive in accordance with the long-term incentive plan or plans in effect from time to time.

     (d) Option Award.

          (i) In consideration of the commitment he will assume during the Employment Period, the Executive shall be granted an award (the "Option Award") of non-qualified options under the Enterprise Long-Term Incentive Plan ("LTIP") to purchase 250,000 shares of the Common Stock without nominal or par value of Enterprise ("Stock"). Options granted under the Option Award are herein referred to as "Options". The grant price of the Options shall be the closing price of the Common Stock on the New York Stock Exchange on the Effective Date. The Executive's right to the Option Award shall vest and become exercisable in accordance with the following schedule, provided that the Executive has remained continuously employed by the Company during the Employment Period through the dates indicated below:

                Anniversary of Effective Date            Number of Shares
                -----------------------------            ----------------
                           First                              50,000
                           Second                             50,000
                           Third                              50,000
                           Fourth                             50,000
                           Fifth                              50,000


If,  during  the  Employment  Period (1)  there  occurs a Change in Control,  or
(2) Enterprise enters into an agreement to merge or consolidate with any other corporation which, if consummated, would meet the requirements of Section 6(b)
(iii) and the  shareholders  of Enterprise  approve that  agreement,  the entire
Option Award shall vest and become exercisable. If, during the Employment Period, the Company terminates the Executive's employment without Cause or the Executive terminates his employment for Good Reason, or the Executive's Employment terminates by reason of death or Disability, the Executive's right to the entire Option Award shall vest and become exercisable as of the Date of Termination. If, during the Employment Period, the Company terminates the Executive's employment for Cause or the Executive terminates his employment without Good Reason, including Retirement, the Executive shall forfeit all right to all shares of the Option Award that are not vested as of the Date of Termination.

          (ii) The Options shall expire ten (10) years after the Effective Date.


          (iii)Once Options become exercisable hereunder, the Executive may exercise such Options in any manner permitted by the LTIP. All vested options shall be exercised or shall be forfeited no later than the earlier of three years after termination of employment or 10 years after the Effective Date.

          (iv) Unless specifically provided by this Agreement, all terms and conditions of the Options granted hereunder shall be governed by the LTIP.

          (v) The Compensation Committee may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Company is required by law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with the Option Award, including, but not limited to
     (1) withholding delivery of the certificate for shares of Stock until the Executive reimburses the Company for the amount it is required to withhold with respect to such taxes, (2) the canceling of any number of shares of Stock issuable to the Executive in an amount necessary to reimburse the Company for the amount it is required to so withhold, or (3) withholding the amount due from the Executive's other compensation.

               (e) Employee Benefit Programs. During the Employment Period, (i) the Executive shall be eligible to participate in all savings and retirement plans, practices, policies and programs to the same extent as other senior executives of the Company with a similar date of hire (presently called "Benefits 2000") and (ii) the Executive and/or the Executive's family, as the case may be, shall be eligible for participation in and shall receive all benefits under welfare benefit plans, practices, policies and programs provided by the Company (other than severance plans, practices, policies and programs) including, without limitation, medical, prescription, dental, disability, salary continuance, employee life insurance, group life insurance, accidental death and travel accident insurance plans and programs, and, upon retirement, all applicable retirement benefit plans to the same extent and subject to the same terms, conditions, cost-sharing requirements and the like, as other senior executives of the Company with a similar date of hire, as such plans may be amended from time to time, and as supplemented hereby. Following a Change in Control, no benefit coverage available to the Executive and/or to his family under any such plan, practice, policy or program shall be materially reduced without the prior written consent of the Executive.

               (f) Retirement Benefit. During the Employment Period, the Executive shall participate in Enterprise's Pension Plan, and also in Enterprise's Limited Supplemental Benefits Plan, Mid-Career Hire Plan, Reinstatement Plan and such other supplemental executive retirement plans as may be adopted and amended by Enterprise from time to time ("SERPs"), such that the aggregate value of the retirement benefits that he and his beneficiaries will receive under all pension benefit plans of the Company (whether qualified or not) will not be less than the benefits he would have received had he continued to participate in such plans, as in effect immediately before the date hereof through the earlier of the end of the Employment Period or Retirement. Upon execution of this Agreement, the Executive shall be entitled to additional service credit of 15 years. Further, the Executive shall be entitled to an additional five years of service credit if he retires between ages 60 and 65. It is agreed that the Option Award and any dividends or other distributions in respect of the Option Award shall not be included in any pension calculation. The Executive's right to retire shall be governed by the Enterprise Pension Plan ("Retirement").

               (g) Expenses. The Executive is authorized to incur reasonable expenses in carrying out his duties and responsibilities under this Agreement. The Company shall promptly reimburse him for all such expenses in accordance with the policies of the Company in effect from time to time for reimbursement of expenses for senior executives, and subject to documentation provided by the Executive in accordance with such Company policies.

               (h) Fringe Benefits.  During the Employment Period, the Executive
          shall participate in all fringe benefits and perquisites available to senior executives of the Company, including provision of an automobile and financial counseling, on terms and conditions that are commensurate with his positions and responsibilities at the Company.

               (i) Vacation. During the Employment Period, the Executive shall be entitled to paid vacation in accordance with Company policy for its most senior executives as in effect from time to time, or four weeks vacation, whichever is greater.

               (j) Deferred Compensation. The Executive will retain all of his rights in any compensation deferred prior to the date hereof in accordance with the Deferred Compensation Plan, including earnings thereon, and following the date hereof the obligations of the Company to pay such deferred compensation at the times and in the manner specified in the Deferred Compensation Plan will continue.


     4. Termination of Employment.


     (a) Death or Disability. The Executive's employment shall terminate automatically upon the Executive's death during the Employment Period. If the Company determines in good faith that the Disability of the Executive has occurred during the Employment Period (pursuant to the definition of Disability set forth below), it may give to the Executive written notice in accordance with
Section 4(b) of this Agreement of its intention to terminate the Executive's employment. In such event, the Executive's employment with the Company shall terminate effective on the 30th day after receipt of such notice by the Executive (the "Disability Effective Date"), provided that, within the 30 days after such receipt, the Executive shall not have returned to full-time performance of the Executive's duties. For purposes of this Agreement, "Disability" means that (i) the Executive has been unable, for the period, if any, specified in the Company's disability plan for senior executives, but not less than a period of 180 consecutive days, to perform the Executive's duties under this Agreement and (ii) a physician selected by the Company or its insurers, and acceptable to the Executive or the Executive's legal representative, has determined that the Executive is disabled within the meaning of the applicable Pension Plan.

     (b) By the Company.

     (i) The Company may terminate the Executive's employment during the Employment Period for Cause or without Cause. For purposes of this Agreement, "Cause" shall mean (A) willful and continued failure by the Executive to substantially perform his duties under this Agreement, (B) the willful engaging by the Executive in gross misconduct which is materially and demonstrably injurious to the Company, or (C) the conviction of the Executive of a felony. No act or failure to act on the part of the Executive shall be considered "willful" unless it is done, or omitted to be done, by the Executive in bad faith or without reasonable belief that the Executive's action or omission was in the best interests of the Company. Any act or failure to act that is based upon authority given pursuant to a resolution duly adopted by the Board of Directors of the Company, or the advice of counsel for the Company, shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interests of the Company.

     (ii) A termination of the Executive's employment for Cause shall be effected in accordance with the following procedures. The Company shall give the Executive written notice ("Notice of Termination for Cause") of its intention to terminate the Executive's employment for Cause, setting forth in reasonable detail the specific conduct of the Executive that it considers to constitute Cause and the specific provision(s) of this Agreement on which it relies. Such notice shall be given no later than 60 days after the act or failure (or the last in a series of acts or failures) that the Company alleges to constitute Cause. The Executive shall have 30 days after receiving the Notice of Termination for Cause in which to cure such act or failure, to the extent such cure is possible. In the case of a termination under Section 4(b)(i)(A) or
Section 4(b)(i)(B), if the Executive fails to cure such act or failure to the reasonable satisfaction of the Company, the Company shall give the Executive a second written notice stating that in the good faith opinion of the Board, the Executive is guilty of the conduct described in the Notice of Termination for Cause and that such conduct constitutes Cause under this Agreement.

     (iii) A termination of the Executive's employment without Cause shall be effected by the Company providing the Executive with at least 30 days' written notice of such termination.

     (c) Good Reason.

     (i) The Executive may terminate his employment during the Employment Period for Good Reason or without Good Reason. For purpose of this Agreement, "Good Reason" shall mean:

     (A) prior to the occurrence of a Change in Control, any reduction in the Executive's Annual Base Salary;


     (B) following a Change in Control:


          (1) any reduction in the Executive's Annual Base Salary, target annual bonus, target long-term incentive below the market norm, or Retirement benefit;

          (2) any adverse change in the Executive's title, authority, duties, responsibilities and reporting lines or the assignment to the Executive of any duties or responsibilities inconsistent in any respect with those customarily associated with the position of the Executive immediately prior to the Change in Control;

          (3) any purported termination of the Executive's employment by the Company for a reason or in a manner not expressly permitted by this Agreement;

          (4) any failure by Enterprise to comply with Section 10(c) of this Agreement; or

          (5) any other material breach of this Agreement by the Company that either is not taken in good faith or, even if taken in good faith, is not remedied by the Company promptly after receipt of notice thereof from the Executive.

     Following a Change in Control, the Executive's determination that an act or failure to act constitutes Good Reason shall be conclusively presumed to be valid unless such determination is decided to be unreasonable by an arbitrator pursuant to Section 9.

     (ii) A termination of employment by the Executive for Good Reason shall be effectuated by giving the Company written notice ("Notice of Termination for Good Reason") of the termination, setting forth in reasonable detail the specific acts or omissions of the Company that constitute Good Reason and the specific provision(s) of this Agreement on which the Executive relies. Unless the CEO determines otherwise, a Notice of Termination for Good Reason by the Executive must be made within 60 days after the Executive first has actual knowledge of the act or omission (or the last in a series of acts or omissions) that the Executive alleges to constitute Good Reason, and the Company shall have 30 days from the receipt of such Notice of Termination for Good Reason to cure the conduct cited therein. A termination of employment by the Executive for Good Reason shall be effective on the final day of such 30-day cure period unless prior to such time the Company has cured the specific conduct asserted by the Executive to constitute Good Reason to the reasonable satisfaction of the Executive.

     (iii) A termination of the Executive's employment by the Executive without Good Reason, including Retirement, shall be effected by giving the Company at least 30 days' written notice specifying the effective date of termination.

     (d) Date of Termination. The "Date of Termination" means the date of the Executive's death, the Disability Effective Date, or the date on which the termination of the Executive's employment by the Company for Cause or without Cause or by the Executive for Good Reason or without Good Reason, including Retirement, is effective, as the case may be.


     5. Obligations of the Company upon Termination.

     (a) Good Reason; Other Than for Cause. If, during the Employment Period, the Company shall terminate the Executive's employment other than for Cause, death or Disability, or the Executive shall terminate his employment for Good
Reason:

     (i) the Company shall pay to the Executive in a lump sum in cash, within 15 days after the Date of Termination, the aggregate of the amounts set forth in clauses A and B below:

     A. The sum of:

          (1)  the   Executive's   Annual  Base  Salary   through  the  Date  of
     Termination;

          (2) the product of (x) the "target" annual bonus under Section 3(b) (the "Target Bonus") and (y) a fraction, the numerator of which is the number of days in the current calendar year through the Date of Termination, and the denominator of which is 365; and

          (3) any accrued vacation pay;

     in  each  case  to the  extent  not  theretofore   paid   (the  sum of  the
     amounts described in clauses (1), (2) and (3) shall be hereinafter referred to as the "Accrued Obligations"); and

     B. the amount equal to the product of (1) two and (2) the sum of (x) the Executive's Annual Base Salary and (y) the Target Bonus.


     (ii) the Option Award shall vest in accordance with Section 3(d)(i);

     (iii) any stock awards, stock options, other than the Option Award, stock appreciation rights or other equity-based awards that were outstanding immediately prior to the Date of Termination ("Prior Equity Awards") shall vest and/or become exercisable in accordance with the underlying plan for such Prior Equity Award;

     (iv) for two years after the Executive's Date of Termination or such longer period as may be provided by the terms of the appropriate plan, program, practice or policy, the Company shall continue benefits to the Executive and/or the Executive's family at least equal to those which would have been provided to them in accordance with the welfare plans, programs, practices and policies described in Section 3(e) of this Agreement if the Executive's employment had not been terminated or, if more favorable to the Executive, as in effect generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies and their families, provided however, that if the Executive becomes reemployed with another employer and is eligible to receive medical or dental benefits under another employer provided plan, the medical and dental benefits described herein shall be secondary to those provided under such other plan during such applicable period of eligibility;

     (v) any compensation previously deferred (other than pursuant to a tax-qualified plan) by or on behalf of the Executive (together with any accrued interest or earnings thereon), whether or not then vested, shall become vested on the Date of Termination and shall be paid in accordance with the terms of the plan, policy or practice under which it was deferred;

     (vi) the Company shall, at its sole expense as incurred, provide the Executive with outplacement services suitable to the Executive's position for a period not to exceed two years with a nationally recognized outplacement firm; and,

     (vii) to the extent not theretofore paid or provided, the Company shall pay or provide to the Executive any other amounts or benefits required to be paid or provided or which the Executive is entitled to receive under any plan, program, policy, practice, contract or agreement of the Company and its affiliated companies (other than medical or dental benefits if the Executive is eligible for such benefits to be provided by a subsequent employer), including earned but unpaid stock and similar compensation but excluding any severance plan or policy (such other amounts and benefits shall be hereinafter referred to as the "Other Benefits").

          (b) Cause; Other than for Good Reason. If the Executive's employment shall be terminated for Cause during the Employment Period, or if the Executive voluntarily terminates employment during the Employment Period, excluding a resignation for Good Reason, the Company shall have no further payment obligations to the Executive other than for amounts described in Sections 5(a)(i)(A)(1) and 5(a)(i)(A)(3) and the timely payment or provision of Other Benefits. In such case, all such amounts shall be paid to the Executive in a lump sum within 30 days of the Date of Termination. Any unvested portion of the Option Award shall be forfeited in accordance with Section 3(d)(i).

          (c) Death. If the Executive's employment terminates by reason of the Executive's death during the Employment Period, all Accrued Obligations as of the time of death shall be paid to the Executive's estate or beneficiary, as applicable, in a lump sum in cash within 30 days of the Date of Termination and the Executive's estate or beneficiary shall be entitled to any Other Benefits in accordance with their terms. In addition, the Option Award shall vest in accordance with Section 3(d)(i). Any Prior Equity Awards shall vest and/or become exercisable, as the case may be, as of the Date of Termination and the Executive's estate or beneficiary, as the case may be, shall have the right to exercise any such stock option, stock appreciation right or other exercisable equity-based award until the earlier of (A) one year from the Date of Termination (or such longer period as may be provided under the terms of any such stock option, stock appreciation right or other equity-based award) and (B) the normal expiration date of such stock option, stock appreciation right or other equity-based award.

          (d) Disability. If the Executive's employment is terminated by reason of Disability during the Employment Period, all Accrued Obligations shall be paid to the Executive in a lump sum in cash within 30 days of the Date of Termination, and the Executive shall be entitled to any Other Benefits in accordance with their terms. In addition, the Option Award shall vest in accordance with Section 3(d)(i). Any Prior Equity Awards shall vest immediately and/or become exercisable, as the case may be, and the Executive shall have the right to exercise any such stock option, stock appreciation right or other exercisable equity-based award until the earlier of (A) one year from the Date of Termination (or such longer period as may be provided under the terms of any such stock option, stock appreciation right or other equity-based award) and (B) the normal expiration date of such stock option, stock appreciation right or other equity-based award.

          (e) Retirement. If the Executive's employment terminates as a result of Retirement, the Executive shall be paid the Accrued Obligations in a lump sum in cash within 30 days of the Date of Termination and the Executive shall be entitled to any Other Benefits in accordance with their terms. Any remaining portion of the Option Award shall vest or be forfeited in accordance with Section 3(d)(i).


     6. Change in Control.

     (a) Benefits Upon a Change in Control. The Executive's rights upon a termination of employment that occurs following a Change in Control shall be as specified in Section 5 generally for termination of employment, except (i) the amount payable under 5(a)(i)(B) shall be three times the sum of (x) the Executive's Annual Base Salary and (y) the Target Bonus; (ii) the benefits under
Section 5(a)(iv) shall be provided for three years after the Date of Termination and the Executive's eligibility (but not the time of commencement of such benefits) for retiree benefits pursuant to such plans, practices, programs and policies shall be determined as if the Executive had remained employed until three years after the Date of Termination and to have retired on the last day of such period; (iii) the Option Award shall have vested in accordance with Section 3(d)(i); and (iv) the Executive shall be paid within 15 days after the Date of Termination, an amount equal to the excess of


          (A) the actuarial equivalent of the benefit under the Company's applicable qualified defined benefit retirement plan in which the Executive is participating immediately prior to his Date of Termination (the "Retirement Plan") (utilizing the rate used to determine lump sums and, to the extent applicable, other actuarial assumptions no less favorable to the Executive than those in effect under the Retirement Plan immediately prior to the Date of this Agreement), any SERPs in which the Executive participates and, to the extent applicable, any other defined benefit retirement arrangement between the Executive and the Company ("Other Pension Benefits") which the Executive would receive if the Executive's employment continued for three additional years beyond the Date of Termination, assuming for this purpose that all accrued benefits are fully vested, and, assuming that the Executive's compensation for such deemed additional period was the Executive's Annual Base Salary as in effect immediately prior to the Date of Termination and assuming a bonus in each year during such deemed additional period equal to the Target Bonus, over

          (B) the actuarial equivalent of the Executive's actual benefit (paid or payable), if any, under the Retirement Plan, the SERPs and Other Pension Benefits as of the Date of Termination (utilizing the rate used to determine lump sums and, to the extent applicable, other actuarial assumptions no less favorable to the Executive than those in effect under the Retirement Plan immediately prior to the date of this Agreement).

     (b) Definition. For purposes of this Agreement, a "Change in Control" shall mean the occurrence of any of the following events after the date of this
Agreement:

     (i) any "person" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") is or becomes the beneficial owner within the meaning of Rule 13d-3 under the Exchange Act (a "Beneficial Owner"), directly or indirectly, of securities of Enterprise (not including in the securities beneficially owned by such person any securities acquired directly from Enterprise or its affiliates) representing 25% or more of the combined voting power of Enterprise's then outstanding securities, excluding any person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of paragraph (iii) below; or

     (ii) the following individuals cease for any reason to constitute a majority of the number of directors of Enterprise then serving: individuals who, on the date of this Agreement, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of Enterprise) whose appointment or election by the Board or nomination for election by Enterprise's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

     (iii) there is consummated a merger or consolidation of Enterprise or any direct or indirect wholly-owned subsidiary of Enterprise with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of Enterprise outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of Enterprise or any subsidiary of Enterprise, at least 75% of the combined voting power of the securities of Enterprise or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of Enterprise (or similar transaction) in which no person is or becomes the Beneficial Owner, directly or indirectly, of securities of Enterprise representing 25% or more of the combined voting power of Enterprise's then outstanding securities; or

     (iv) the shareholders of Enterprise approve a plan of complete liquidation or dissolution of Enterprise or there is consummated an agreement for the sale or disposition by Enterprise of all or substantially all of Enterprise's assets, other than a sale or disposition by Enterprise of all or substantially all of Enterprise's assets to an entity, at least 75% of the combined voting power of the voting securities of which are owned by stockholders of Enterprise in substantially the same proportions as their ownership of Enterprise immediately prior to such sale.

Notwithstanding the foregoing, a "Change in Control" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of Enterprise immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of Enterprise immediately following such transaction or series of transactions.

     7. Confidential Information; No Competition.

     (a) The Executive shall hold in a fiduciary capacity for the benefit of the Company all confidential information, knowledge or data (defined below) relating to the Company or any of its affiliates or subsidiaries, and their respective businesses, which shall have been obtained by the Executive during the Executive's employment by the Company or any of its affiliated companies and which shall not be or become public knowledge (other than by acts by the Executive or representatives of the Executive in violation of this Agreement). Upon Termination of the Executive's employment, he shall return to the Company all Company information. After termination of the Executive's employment with the Company, the Executive shall not, without the prior written consent of the Company or as may otherwise be required by law or legal process, communicate or divulge any such information, knowledge or data to anyone other than the Company and those designated by it, except (x) otherwise publicly available information, or (y) as may be necessary to enforce his rights under this Agreement or necessary to defend himself against a claim asserted directly or indirectly by the Company or its affiliates. Unless and until a determination has been made in accordance with Section 7(d) or Section 9 hereof that the Executive has violated this Section 7, an asserted violation of the provisions of this Section 7 shall not constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this Agreement.

     (b) As used herein, the term "confidential information, knowledge or data" means all trade secrets, proprietary and confidential business information belonging to, used by, or in the possession of the Company or any of its affiliates and subsidiaries, including but not limited to information, knowledge or data related to business strategies, plans and financial information, mergers, acquisitions or consolidations, purchase or sale of property, leasing, pricing, sales programs or tactics, actual or past sellers, purchasers, lessees, lessors or customers, those with whom the Company or its affiliates and subsidiaries has begun negotiations for new business, costs, employee compensation, marketing and development plans, inventions and technology, whether such confidential information, knowledge or data is oral, written or electronically recorded or stored, except information in the public domain, information known by the Executive prior to employment with the Company, and information received by the Executive from sources other than the Company or its affiliates and subsidiaries, without obligation of confidentiality.

     (c) The confidential knowledge, information and data, as defined in the previous paragraph, gained in the performance of the Executive's duties hereunder may be valuable to those who are now, or might become, competitors of the Company or its affiliates and subsidiaries. Accordingly, the Executive agrees that, without the written consent of Enterprise, he will not, for the period of one year from Date of Termination or completion of the Employment Period, whichever occurs first, directly own, manage, operate, join, control, become employed by, consult to or participate in the ownership, management, or control of any business which is in direct competition with the Company and/or its affiliates and subsidiaries. Further, the Executive agrees that, for two years following the Date of Termination, he will not, directly or indirectly, solicit or hire, or encourage the solicitation or hiring of any person who was a managerial or higher level employee of the Company at any time during the term of the Executive's employment by the Company by any employer other than the Company for any position as an employee, independent contractor, consultant or otherwise. The foregoing agreement of the Executive shall not apply to any person after 6 months have elapsed subsequent to the date on which such person's employment by the Company has terminated. In the case of any such prohibited activity, the Executive shall not be entitled to post-employment payments (including any unexercised options under the Option Award).

     (d) In the event of a breach by the Executive of any of the agreements set forth in Paragraphs (a), (b) or (c) above, it is agreed that the Company shall suffer irreparable harm for which money damages are not an adequate remedy, and that, in the event of such breach, the Company shall be entitled to obtain an order of a court of competent jurisdiction for equitable relief from such breach, including, but not limited to, temporary restraining orders and preliminary and/or permanent injunctions against the breach of such agreements by the Executive. In the event that the Company should initiate any legal action for the breach or enforcement of any of the provisions contained in this Section 7 and the Company does not prevail in such action, the Company shall promptly reimburse the Executive the full amount of any court costs, filing fees, attorney's fees which the Executive incurs in defending such action, and any loss of income during the period of such litigation.

     8. Full Settlement.


     (a) No Duty to Mitigate; No Reduction. Except as provided in Section 7(c), and except to the extent that a Court under Section 7(d) or an arbitrator appointed under Section 9 shall determine to permit an offset in respect of a violation by the Executive of his obligations under Section 7, the Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company may have against the Executive or others. In no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement and, except as specifically provided in Section 5(a)(iv) and Section 5(a)(vii) with respect to certain medical and dental benefits, such amounts shall not be reduced whether or not the Executive obtains other employment.

     (b) Non-exclusivity of Rights. Except as provided in Section 7(c), nothing in the Agreement shall prevent or limit the Executive's continuing or future participation in any plan, program, policy or practice provided by the Company or any of its affiliated companies for which the Executive may qualify. Vested benefits and other amounts that the Executive is otherwise entitled to receive under the incentive compensation plans referred to in Section 3(c), the SERPs, or any other plan, policy, practice of program of the Company or any of its affiliated companies on or after the Date of Termination shall be payable in accordance with the terms of each such plan, policy, practice or program, as the case may be, except as explicitly modified by this Agreement.

     9. Disputes.

     Except with respect to equitable relief provided for in Section 7(d), any dispute about the validity, interpretation, effect or alleged violation of this Agreement shall be resolved by confidential binding arbitration before one arbitrator to be held in Newark, New Jersey in accordance with the Employment Dispute Resolution Rules of the American Arbitration Association and the United States Arbitration Act. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereover. All costs and expenses incurred by the Company or the Executive or the Executive's beneficiaries in connection with any such controversy or dispute, including without limitation reasonable attorney's fees, shall be borne by the Company as incurred, except that the Executive shall be responsible for any such costs and expenses incurred in connection with any claim determined by the arbitrator to have been without reasonable basis or to have been brought in bad faith. The Executive shall be entitled to interest at the applicable Federal rate provided for in Section 7872
(f) (2)(A) of the Internal Revenue Code of 1986, as amended (the "Code"), on any delayed payment which the arbitrator determine he was entitled to under this Agreement.

     10. Successors.

     (a) No Assignment by Executive. This Agreement is personal to the Executive and without the prior written consent of Enterprise shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives.

     (b) Successors to Enterprise. This Agreement shall inure to the benefit of and be binding upon Enterprise and its successors and assigns.

     (c) Performance by a Successor to Enterprise. Enterprise will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of Enterprise to assume expressly and agree to perform this Agreement in the same manner and to the same extent that Enterprise would be required to perform it if no such succession had taken place. As used in this Agreement, "Enterprise" shall mean Enterprise as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

     11. Certain Additional Payments by the Company.

     (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section
11) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income and employment taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

     (b) Subject to the provisions of Section 11(c), all determinations required to be made under this Section 11, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by the Company's independent auditors or such other certified public accounting firm as may be jointly designated by the Executive and the Company (the "Accounting Firm"), which shall provide detailed supporting calculations both to the Company and the Executive. All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 11, shall be paid by the Company to the Executive within 15 days of the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to
Section 11(c) and the Executive thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive.

     (c) The Executive shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten business days after the Executive is informed in writing of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which he gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

          (i) give the Company any information reasonably requested by the Company relating to such claim,

          (ii) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

          (iii) cooperate with the Company in good faith in order effectively to contest such claim, and

          (iv) permit the Company to participate in any proceedings relating to such claim;

provided however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 11(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forgo any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided however, that if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

     (d) If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 11(c), the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall (subject to the Company's complying with the requirements of Section 11(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 11(c), a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

     12. Miscellaneous.

     (a) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey applicable to agreements executed and performed entirely therein. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

     (b) Notices. All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

        If to the Executive:    80 Park Plaza
                                P. O. Box 1171
                                Newark, NJ  07102

        If to the Company:      80 Park Plaza
                                P. O. Box 1171
                                Newark, NJ  07102
                                Attention:  Vice President and General Counsel

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.


     (c) Invalidity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement. If any provision of this Agreement shall be held invalid or unenforceable in part, the remaining portion of such provision, together with all other provisions of this Agreement, shall remain valid and enforceable and continue in full force and effect to the fullest extent consistent with law. Further, to the extent that a provision is to be held invalid or unenforceable, it shall be limited or construed in a manner that is valid and enforceable and gives maximum permissible effect to the provision and the intent of this Agreement.

     (d) Tax Withholding. Notwithstanding any other provision of this Agreement, the Company may withhold from any amounts payable under this Agreement such Federal, state, local or foreign taxes as shall be required to be withheld pursuant to any applicable law or regulation.

     (e) Failure to Assert Rights. The Executive's or the Company's failure to insist upon strict compliance with any provisions of, or to assert any right under, this Agreement shall not be deemed to be a waiver of such provision or right or of any other provision of or right under this Agreement.


     (f) No Alienation. The rights and benefits of the Executive under this Agreement may not be anticipated, assigned, alienated or subject to attachment, garnishment, levy, execution or other legal or equitable process except as required by law. Any attempt by the Executive to anticipate, alienate, assign, sell, transfer, pledge, encumber or charge the same shall be void. Payments hereunder shall not be considered assets of the Executive in the event of insolvency or bankruptcy.

     (g) Entire Agreement. This Employment Agreement represents the complete agreement between the Executive and the Company relating to employment and termination and may not be altered or changed except by written agreement executed by the parties hereto or their respective successors or legal representatives. This Agreement supersedes the employment agreement dated February 3, 1998 between the Executive and Public Service Electric and Gas Company.

     IN WITNESS WHEREOF, the Executive and, pursuant to due authorization from its Board of Directors, the Company have caused this Agreement to be executed as of the day and year first above written.

                        By: ROBERT E. BUSCH
                            ---------------
                            Robert E. Busch


                        PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

                        By: E. JAMES FERLAND
                            ----------------
                            E. James Ferland
                            Chairman of the Board, President and Chief
                            Executive Officer